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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation dated June 23, 2000, of our report included in this Form 11-K, for the year ended December 31, 1999, into the Plan's previously filed Registration Statement File No. 33-56860.




                                                     ARTHUR ANDERSEN LLP


Memphis, Tennessee
June 23, 2000.